Consolidated Balance Sheets (Unaudited) (Parentheticals) (USD $) In Thousands, unless otherwise specified	Jun. 30, 2013	Dec. 31, 2012
Receivables, Net
Reserve for uncollectible accounts receivable	$ 4,015	$ 3,885
Reserve for uncollectible other accounts receivable	846	931
MGE [Member]
Receivables, Net
Reserve for uncollectible accounts receivable	4,015	3,885
Reserve for uncollectible other accounts receivable	$ 846	$ 931